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                                AMENDMENT NO. 1
                                       TO
                             NOTE PURCHASE AGREEMENT
                          AND BRIDGE FINANCING WARRANTS

         AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT ("Amendment") dated as of January 15, 1997, by and between KELLSTROM INDUSTRIES, INC., a Delaware corporation, having its executive office at 14000 N.W. 4th Street, Sunrise, Florida 33325 (the "Company") and the purchasers named on the signature page hereto (hereinafter referred to individually as a "Purchaser" and collectively as the "Purchasers").

                                    RECITALS
                                    --------
         WHEREAS, the Company and the Purchasers entered into a Note Purchase Agreement, dated as of January 9, 1997 (the "Note Purchase Agreement"), pursuant to which, among other things, the Company issued to the Purchasers an aggregate of $6,000,000 principal amount of its 10% Senior Subordinated Notes (the "Notes");

         WHEREAS, pursuant to the Note Purchase Agreement, the Company has issued to the Purchasers warrants (the "Original Warrants") to purchase an aggregate of 75,000 shares of the Company's common stock, par value $.001 per share (the "Common Stock"), and may, under certain circumstances described in the Notes, issue warrants (the "Additional Warrants") to purchase an aggregate of up to 375,000 additional shares of Common Stock (collectively with the Original Warrants, the "Bridge Financing Warrants");

         WHEREAS, the Notes and the Original Warrants are being held in escrow pursuant to an escrow agreement, dated January 9, 1997, among the Company, the Purchasers and the escrow agent named therein (the "Escrow Agent"); and

         WHEREAS, the Company and the Purchasers desire to amend the Note Purchase Agreement and the Original Warrants as set forth herein;

         NOW, THEREFORE, the Company and each of the Purchasers agree as follows:

         Section 1. Clause (iv) of Section 8(a) of the Note Purchase Agreement is hereby amended to read in its entirety as follows:




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         "(iv) any other Debt of the Company which the Company and the Purchaser may hereafter from time to time expressly and specifically agree in writing shall constitute Senior Indebtedness, provided that the debt incurred pursuant to the Securities Purchase Agreement by and between the Company and The Equitable Life Assurance Society of the United States and any other party, to be executed at the closing of the transactions contemplated by the Asset Purchase Agreement, shall not constitute Senior Indebtedness and, in turn, shall be subordinated, junior and subject in right of payment to the prior payment of the Notes in the manner set forth in the Securities Purchase Agreement."

         Section 2. The last two sentences of Section 5(g) of (a) the form of Bridge Financing Warrants attached as Exhibit B to the Note Purchase Agreement and (b) each of the Original Warrants issued by the Company, are hereby amended to read in their entirety as follows:

                  "If the managing underwriter for the offering advises the Company in writing that the total amount of securities sought to be registered by the Holders and other shareholders of the Company having similar registration rights (collectively, the "Kellstrom Shareholders") exceeds the amount of securities that can be offered without adversely affecting the offering by the Company or, if applicable the Kellstrom Shareholder demanding registration rights (the "Demand Shareholder"), then the Company may reduce the number of shares to be registered by the Company for the Kellstrom Shareholders (other than the Demand Shareholder), including Warrant Shares, to a number satisfactory to such managing underwriter. Any such reduction shall be among Kellstrom Shareholders exercising piggy-back registration rights pro rata, based upon the total number of shares held by each such Kellstrom Shareholder which are subject to registration rights."

         Section 3. The Company shall cause Original Warrants to be delivered to the Purchasers, amended as set forth herein.

         Section 4. Other than as set forth in this Amendment, the Note Purchase Agreement, the Notes and the Bridge Financing Warrants shall remain in full force and effect.

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         Section 5. This Amendment may be executed in two or more  counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

         SECTION 6. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

         Section 7. This Amendment shall be binding upon all Purchasers who execute this Amendment, even in the event that less than all the Purchasers named on Schedule I to the Note Purchase Agreement execute this Agreement.

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         IN WITNESS  WHEREOF,  the Company and the  Purchasers  have caused this
Amendment to be executed by their duly authorized officers as of the date first written above.

                                      KELLSTROM INDUSTRIES, INC.

                                      By:
                                         --------------------------------
                                      Name:    John S. Gleason
                                      Title:   Executive Vice President and CFO

                          BEDFORD FALLS INVESTORS, L.P.
                              By:   Metropolitan Capital Advisors, L.P.
                                    General Partner
                                    By:      Metropolitan Capital Advisors, Inc.
                                             General Partner

                                             By:
                                                 -----------------------
                                                 Jeffrey E. Schwarz
                                                 Chief Executive Officer
                                                 660 Madison Avenue
                                                 20th Floor
                                                 New York, New York  10021

                                    METROPOLITAN CAPITAL ADVISORS, L.P.
                                            By:   Metropolitan Capital Advisors,
                                                    Inc.
                                                  General Partner

                                                  By:
                                                     --------------------------
                                                       Jeffrey E. Schwarz
                                                       Chief Executive Officer
                                                       660 Madison Avenue
                                                       20th Floor
                                                       New York, New York  10021

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                          METROPOLITAN CAPITAL ADVISORS
                          INTERNATIONAL LIMITED

                                By: Metropolitan Capital Partners III, L.P. Investment Manager
                                         By:  Metropolitan Capital III, Inc.
                                              General Partner

                                              By:
                                                  ------------------------------
                                                   Jeffrey E. Schwarz
                                                   Chief Executive Officer
                                                   660 Madison Avenue
                                                   20th Floor
                                                   New York, New York  10021

                          DIVERSIFIED STRATEGIES FUND, L.P.
                                By:      Ramsey Financial, Inc.
                                         General Partner

                                         By:
                                             ------------------------------
                                                Neil P. Ramsey
                                                President
                                                108 South Madison Avenue
                                                Louisville, Kentucky  40243

                          SCOGGIN CAPITAL MANAGEMENT, L.P.
                                By:      S & E Partners, L.P.
                                         General Partner
                                         By:   Scoggin, Inc.
                                               General Partner

                                               By:
                                                  -------------------------
                                                    Craig Effron
                                                    President
                                                    660 Madison Avenue
                                                    20th Floor
                                                    New York, New York  10021

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